General	12 Months Ended
Dec. 31, 2019
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	BiondVax Pharmaceuticals Ltd. ("the Company") is focused on developing and ultimately commercializing immunomodulation therapies for infectious diseases. The Company was incorporated on July 21, 2003 and started its activity on March 31, 2005.

b.	On June 7, 2007, the Company issued Ordinary shares and options on the TASE.

c.	On May 15, 2015, the Company completed a public offering of securities in the United States.

d.	On March 28, 2017, the Company received an approval from the Investment Center of the Ministry of Economy and Industry of the State of Israel, for a grant ("the Grant") representing 20% of NIS 20,000 budget to be utilized towards the construction of a factory for the production of Phase 3 and commercial batches of the Company's product. The receipt of the Grant is subject to certain terms and conditions, including those outlined under the Israeli Encouragement of Capital Investment Law,1959. The terms and conditions include, inter alia, the following: (a) at least 24% of the investments in the planned manufacturing facility's fixed assets will be financed by additional share capital; (b) the Company will maintain its intellectual property and manufacturing facility in Israel for a period of at least 10 years.

e.	On August 30, 2017, the Company announced that its Board of Directors has decided to voluntarily delist from the Tel Aviv Stock Exchange (TASE), while remaining listed on NASDAQ. On January 22, 2018, the Company shares were delisted from TASE.

f.	On March 13, 2018, the Company announced the appointment of a contract research organization (CRO) to conduct the first pivotal phase 3 clinical trial of M-001, BiondVax's universal flu vaccine candidate.

g.	On March 15, 2018, the Company and the CRO executed a master service agreement and work order. According to the master service agreement, the Company undertakes to pay remuneration as well as to reimburse the CRO for costs incurred as a result of the master service agreement and work orders. The master service agreement shall be in effect as of March 8, 2018 for a period of five years or later, if a work order remains in effect, and until such work order's completion. The first work order which governs the conduct of the Company's clinical trial in Europe is scheduled for a total period of 32.5 months. The Company has a right to terminate the master service agreement or the work order by giving a 45 days' notice or in the event of a material breach.

h.	During the year ended December 31, 2019, the Company incurred a loss of NIS 109,194 ($ 31,596) and negative cash flows from operating activities of NIS 77,058 ($ 22,296) and it has an accumulated deficit of NIS 320,338 ($ 92,690) as of that date.

To date the Company has not generated any revenues and may need additional funds to finance its Phase 3 clinical trials in the future (see also Note 18).

Furthermore, the Company intends to continue to finance its operating activities by raising capital. There are no assurances that the Company will be successful in obtaining an adequate level of financing needed for its long-term research and development activities.

If the Company will not have the sufficient liquidity resources, the Company may not be able to continue the development of all its products or may be required to implement a cost reduction and may be required to delay part of its development program. The Company's management and Board of Directors are of the opinion that its current financial resources will be sufficient to continue the development of the Company's products for at least the next twelve months.